=====================================================================================================================
          FCC 603                      FCC Wireless Telecommunications                           Approved by OMB
                               Bureau Application for Assignments of Authorization       3060 - 0800
                                           and Transfers of Control                      See instructions for
                                                                                         public burden estimate
=====================================================================================================================
                                                                                         Previewed 09/29/2004
                                                                                         at 12:46PM
========================================================================================
                                                                                         File Number:
                                                                                         0001883172
=====================================================================================================================

=====================================================================================================================
1) Application Purpose: Transfer of Control
=====================================================================================================================
2a) If this request is for an Amendment or Withdrawal, enter the File Number                  File Number:
of the pending application currently on file with the FCC:
=====================================================================================================================
2b) File numbers of related pending applications currently on file with the FCC:
=====================================================================================================================

Type of Transaction
=====================================================================================================================
3a) Is this a pro forma assignment of authorization or transfer of control? No
=====================================================================================================================
3b) If the answer to Item 3a is 'Yes', is this a notification of a pro forma transaction being filed under the
Commission's forbearance procedures for telecommunications licenses?
=====================================================================================================================
4) For assignment of authorization only, is this a partition and/or disaggregation?
=====================================================================================================================
5a) Does this filing request a waiver of the Commission rules?  If 'Yes', attach an exhibit providing the rule numbers and explaining circumstances. No
=====================================================================================================================
5b) If a feeable waiver request is attached, multiply the number of stations (call signs) times the number of rule Sections and enter the result.
=====================================================================================================================
6) Are attachments being filed with this application? Yes
=====================================================================================================================
7a) Does the transaction that is the subject of this application also involve transfer or assignment of other wireless licenses held by the assignor/transferor or affiliates of the assignor/transferor (e.g., parents, subsidiaries, or commonly controlled entities) that are not included on this form and for which Commission approval is required? Yes
=====================================================================================================================
7b) Does the transaction that is the subject of this application also involve transfer or assignment of non-wireless licenses that are not included on this form and for which Commission approval is required? No
=====================================================================================================================

Transaction Information
=====================================================================================================================
8) How will assignment of authorization or transfer of control be accomplished? Sale or other assignment or transfer of stock If required by applicable rule, attach as an exhibit a statement on how control is to be assigned or transferred, along with copies of any pertinent contracts, agreements, instruments, certified copies of Court
Orders, etc.
=====================================================================================================================
9) The assignment of authorization or transfer of control of license is:  Voluntary
=====================================================================================================================

Licensee/Assignor Information
=====================================================================================================================
10) FCC Registration Number (FRN): 0010655132
=====================================================================================================================
11) First Name (if individual):             MI:            Last Name:                   Suffix:
=====================================================================================================================
12) Entity Name (if not an individual): NUI - Elkton Gas
=====================================================================================================================
13) Attention To: Jeanne M. Bratsafolis
=====================================================================================================================
14) P.O. Box: 760                           And / Or       15) Street Address: 550 Route 202-206
=====================================================================================================================
16) City: Bedminster                                       17) State: NJ                18) Zip Code: 07912-0760
=====================================================================================================================
19) Telephone Number: (908)719-4248                        20) FAX Number: (908)781-1098
=====================================================================================================================
21) E-Mail Address:
=====================================================================================================================

22) Race, Ethnicity, Gender of Assignor/Licensee (Optional)
=====================================================================================================================
Race:         American Indian or Alaska     Asian:         Black or             Native Hawaiian or Other     White:
              Native:                                      African-American:    Pacific Islander:
=====================================================================================================================
Ethnicity:    Hispanic or Latino:           Not Hispanic
                                            or Latino:
=====================================================================================================================
Gender:       Female:                       Male:
=====================================================================================================================



Transferor Information (for transfers of control only)
=====================================================================================================================
23) FCC Registration Number (FRN): 0011501517
=====================================================================================================================
24) First Name (if individual):                  MI:        Last Name:              Suffix:
=====================================================================================================================
25) Entity Name (if not an individual): NUI Corporation
=====================================================================================================================
26) P.O. Box: 760                                And / Or   27) Street Address: 550 Route 202-206
=====================================================================================================================
28) City: Bedminster                                        29) State: NJ           30) Zip Code: 07912-0760
=====================================================================================================================
31) Telephone Number: (908)719-4248                         32) FAX Number: (908)781-1098
=====================================================================================================================
33) E-Mail Address:
=====================================================================================================================

Name of Transferor Contact Representative (if other than Transferor) (for transfers of control only)
=====================================================================================================================
34) First Name: Scott                       MI: S           Last Name: Patrick      Suffix: Esq
=====================================================================================================================
35) Company Name: Dow, Lohnes & Albertson, pllc
=====================================================================================================================
36) P.O. Box:                               And / Or        37) Street Address: 1200 New Hampshire Avenue, NW, #800
=====================================================================================================================
38) City: Washington                                        39) State: DC           40) Zip Code: 20036
=====================================================================================================================
41) Telephone Number: (202)776-2000                         42) FAX Number: (202)776-2222
=====================================================================================================================
43) E-Mail Address: spatrick@dlalaw.com
=====================================================================================================================

Assignee/Transferee Information
=====================================================================================================================
44) The Assignee is a(n): Corporation
=====================================================================================================================
45) FCC Registration Number (FRN): 0011431368
=====================================================================================================================
46) First Name (if individual):               MI:           Last Name:              Suffix:
=====================================================================================================================
47) Entity Name (if other than individual): AGL Resources Inc.
=====================================================================================================================
48) Name of Real Party in Interest:                                                 49) TIN:
=====================================================================================================================
50) Attention To: Suzanne Thigpen
=====================================================================================================================
51) P.O. Box:                                 And / Or      52) Street Address: Ten Peachtree Place
=====================================================================================================================
53) City: Atlanta                             54)   State:  55) Zip Code: 30309
                                              GA
=====================================================================================================================
56) Telephone Number: (404)584-3978           57) FAX Number:
=====================================================================================================================
58) E-Mail Address: sthigpen@aglresources.com
=====================================================================================================================

Name of Assignee/Transferee Contact Representative (if other than Assignee/Transferee)
=====================================================================================================================
59) First Name: Roshini                       MI: S      Last Name: Thayaparan      Suffix:
=====================================================================================================================
60) Company Name: LeBoeuf, Lamb, Greene & MacRae, L.L.P.
=====================================================================================================================
61) P.O. Box:                                 And / Or   62) Street Address: 1875 Connecticut Avenue, NW Suite 1200
=====================================================================================================================
63) City: Washington                                     64) State: DC              65) Zip Code: 20009
=====================================================================================================================
66) Telephone Number: (202)986-8065                      67) FAX Number: (202)956-3305
=====================================================================================================================
68) E-Mail Address: rthayaparan@llgm.com
=====================================================================================================================

Alien Ownership Questions
=====================================================================================================================
69) Is the Assignee or Transferee a foreign government or the representative of any foreign government?          No
=====================================================================================================================
70) Is the Assignee or Transferee an alien or the representative of an alien?                                    No
=====================================================================================================================
71) Is the Assignee or Transferee a corporation organized under the laws of any foreign government?              No
=====================================================================================================================
72) Is the Assignee or Transferee a corporation of which more than one-fifth of the capital stock is owned of    No
record or voted by aliens or their representatives or by a foreign government or representative thereof or by any corporation organized under the laws of a foreign country?
=====================================================================================================================
73) Is the Assignee or Transferee directly or indirectly controlled by any other corporation of which more       No
than one-fourth of the capital stock is owned of record or voted by aliens, their representatives, or by a foreign government or representative thereof, or by any corporation organized under the laws of a foreign country? If 'Yes', attach exhibit explaining nature and extent of alien or foreign ownership or control.
=====================================================================================================================

Basic Qualification Questions
=====================================================================================================================
74) Has the Assignee or Transferee or any party to this application had any FCC station authorization, license   No
or construction permit revoked or had any application for an initial, modification or renewal of FCC station authorization, license, construction permit denied by the Commission? If 'Yes', attach exhibit explaining circumstances.
=====================================================================================================================
75) Has the Assignee or Transferee or any party to this application, or any party directly or indirectly         No
controlling the Assignee or Transferee, or any party to this application ever been convicted of a felony by any state or federal court? If 'Yes', attach exhibit explaining circumstances.
=====================================================================================================================


76) Has any court finally adjudged the Assignee or Transferee, or any party directly or indirectly controlling   No
the Assignee or Transferee guilty of unlawfully monopolizing or attempting unlawfully to monopolize radio communication, directly or indirectly, through control of manufacture or sale of radio apparatus, exclusive traffic arrangement, or any other means or unfair methods of competition? If 'Yes', attach exhibit explaining circumstances.
=====================================================================================================================
77) Is the Assignee or Transferee, or any party directly or indirectly controlling the Assignee or Transferee    No
currently a party in any pending matter referred to in the preceding two items? If 'Yes', attach exhibit explaining circumstances.
=====================================================================================================================

78) Race, Ethnicity, Gender of Assignee/Transferee (Optional)
=====================================================================================================================
Race:           American Indian or    Asian:            Black or              Native Hawaiian or Other       White:
                Alaska Native:                          African-American:     Pacific Islander:
=====================================================================================================================
Ethnicity:      Hispanic or Latino:   Not Hispanic or
                                      Latino:
=======================================================
Gender:         Female:               Male:
=====================================================================================================================

Assignor/Transferor Certification Statements
=====================================================================================================================
1) The Assignor or Transferor certifies either (1) that the authorization will not be assigned or that control of the license will not be transferred until the consent of the Federal Communications Commission has been given, or (2) that prior Commission consent is not required because the transaction is subject to streamlined notification procedures for pro forma assignments and transfers by telecommunications carriers. See Memorandum
Opinion and Order, 13 FCC Rcd. 6293(1998).
=====================================================================================================================
2) The Assignor or Transferor certifies that all statements made in this application and in the exhibits, attachments, or in documents incorporated by reference are material, are part of this application, and are true, complete, correct, and made in good faith.
=====================================================================================================================
79) Typed or Printed Name of Party Authorized to Sign
=====================================================================================================================
First Name: Steven                            MI: D           Last Name: Overly                    Suffix:
=====================================================================================================================
80) Title: Vice President, CFO & General Counsel
=====================================================================================================================
Signature: Steven D Overly                                    81) Date: 09/24/04
=====================================================================================================================

Assignee/Transferee Certification Statements
=====================================================================================================================
1) The Assignee or Transferee certifies either (1) that the authorization will not be assigned or that control of the license will not be transferred until the consent of the Federal Communications Commission has been given, or (2) that prior Commission consent is not required because the transaction is subject to streamlined notification procedures for pro forma assignments and transfers by telecommunications carriers See Memorandum Opinion and
Order, 13 FCC Rcd. 6293 (1998).
=====================================================================================================================
2) The Assignee or Transferee waives any claim to the use of any particular frequency or of the electromagnetic spectrum as against the regulatory power of the United States because of the previous use of the same, whether by license or otherwise, and requests an authorization in accordance with this application.
=====================================================================================================================
3) The Assignee or Transferee certifies that grant of this application would not cause the Assignee or Transferee to be in violation of any pertinent cross-ownership, attribution, or spectrum cap rule.* *If the applicant has sought a waiver of any such rule in connection with this application, it may make this certification subject to the outcome of the waiver request.
=====================================================================================================================
4) The Assignee or Transferee agrees to assume all obligations and abide by all conditions imposed on the Assignor or Transferor under the subject authorization(s), unless the Federal Communications Commission pursuant to a request made herein otherwise allows, except for liability for any act done by, or any right accured by, or any suit or proceeding had or commenced against the Assignor or Transferor prior to this assignment.
=====================================================================================================================
5) The Assignee or Transferee certifies that all statements made in this application and in the exhibits, attachments, or in documents incorporated by reference are material, are part of this application, and are true, complete, correct, and made in good faith.
=====================================================================================================================
6) The Assignee or Transferee certifies that neither it nor any other party to the application is subject to a denial of Federal benefits pursuant to Section 5301 of the Anti-Drug Abuse Act of 1998, 21 U.S.C ss. 862, because of a conviction for possession or distribution of a controlled substance. See Section 1.2002(b) of the rules,
47 CFR ss. 1.2002(b), for the definition of "party to the application" as used in this certification.
=====================================================================================================================
7) The applicant certifies that it either (1) has an updated Form 602 on file with the Commission, (2) is filing an updated Form 602 simultaneously with this application, or (3) is not required to file Form 602 under the Commission's rules.
=====================================================================================================================

82) Typed or Printed Name of Party Authorized to Sign
=====================================================================================================================
First Name: Catherine                         MI: L         Last Name: Waters                      Suffix:
=====================================================================================================================
83) Title: Sr. Vice President Business Technology
=====================================================================================================================
Signature: Catherine L Waters                               84) Date: 09/24/04
=====================================================================================================================
WILLFUL FALSE STATEMENTS MADE ON THIS FORM OR ANY ATTACHMENTS ARE PUNISHABLE BY FINE AND/OR IMPRISONMENT (U.S. Code,
Title 18, Section 1001) AND/OR REVOCATION OF ANY STATION LICENSE OR CONSTRUCTION PERMIT (U.S. Code, Title 47, Section
312(a)(1)), AND/OR FORFEITURE (U.S. Code, Title 47, Section 503).
=====================================================================================================================

Authorizations To Be Assigned or Transferred
=====================================================================================================================
                            87)      88) Path        89)        90) Lower    91) Upper        92)          93)
 85) Call    86) Radio    Location     Number      Frequency     or Center    Frequency    Constructed   Assigment
   Sign       Service     (Number    Microwave      Number      Frequency       (MHz)        Yes/No      Indicator
                                        only)                      (MHz)
=====================================================================================================================
WPNR870                                                                                        Yes
=====================================================================================================================


=====================================================================================================================
                                                                                             Approved by OMB
FCC Form 603                            Schedule for Assignments of Authorization            3060 - 0800
Schedule A                           and Transfers of Control in Auctioned Services          See instructions for
                                                                                             public burden estimate
=====================================================================================================================

Assignments of Authorization
1) Assignee Eligibility for Installment Payments (for assignments of authorization only)
===========================================================================================================
Is the Assignee claiming the same category or a smaller category of eligibility for installment payments as the Assignor (as determined by the applicable rules governing the licenses issued to the Assignor)?
===========================================================================================================
If 'Yes', is the Assignee applying for installment payments?
===========================================================================================================

2) Gross Revenues and Total Assets Information (if required) (for assignments of authorization only)
Refer to applicable auction rules for method to determine required gross revenues and total assets information
=====================================================================================================================
        Year 1 Gross Revenues (current)            Year 2 Gross Revenues     Year 3 Gross Revenues    Total Assets:
=====================================================================================================================

3) Certification Statements
For Assignees Claiming Eligibility as an Entrepreneur Under the General Rule
=====================================================================================================================
Assignee certifies that they are eligible to obtain the licenses for which they apply.
=====================================================================================================================

For Assignees Claiming Eligibility as a Publicly Traded Corporation
=====================================================================================================================
Assignee certifies that they are eligible to obtain the licenses for which they apply and that they comply with the definition of a Publicly Traded Corporation, as set out in the applicable FCC rules.
=====================================================================================================================

For Assignees Claiming Eligibility Using a Control Group Structure
=====================================================================================================================
Assignee certifies that they are eligible to obtain the licenses for which they apply.
=====================================================================================================================
Assignee certifies that the applicant's sole control group member is a pre-existing entity, if applicable.
=====================================================================================================================

For Assignees Claiming Eligibility as a Very Small Business, Very Small Business Consortium, Small Business, or as
a Small Business Consortium
=====================================================================================================================
Assignee certifies that they are eligible to obtain the licenses for which they apply.
=====================================================================================================================
Assignee certifies that the applicant's sole control group member is a pre-existing entity, if applicable.
=====================================================================================================================

For Assignees Claiming Eligibility as a Rural Telephone Company
=====================================================================================================================
Assignee certifies that they meet the definition of a Rural Telephone Company as set out in the applicable
FCC rules, and must disclose all parties to agreement(s) to partition licenses won in this auction. See applicable
FCC rules.
=====================================================================================================================

Transfers of Control
4) Licensee Eligibility (for transfers of control only)
=====================================================================================================================
As a result of transfer of control, must the licensee now claim a
larger or higher category of eligibility than was originally declared?                                  No
=====================================================================================================================
If 'Yes', the new category of eligibility of the licensee is:

Certification Statement for Transferees
=====================================================================================================================
Transferee certifies that the answers provided in Item 4 are true and correct.
=====================================================================================================================


Attachment List
=====================================================================================================================
      Attachment Type              Date               Description                         Contents
=====================================================================================================================
Other                            09/24/04       Transferor Exhibits             0179648586223488655763647.pdf
=====================================================================================================================
Other                            09/24/04       Transferee Exhibit              0179648596223488655763647.pdf
=====================================================================================================================

                                                                    FCC Form 603
                                                                       Exhibit 1
                                                                     Page 1 of 1

                                    EXHIBIT 1

                           Description of Transaction

     By this application, NUI - Elkton Gas ("Licensee"), licensee of WPNR870 (the "Station"), and NUI Corporation, the ultimate parent corporation, request the Commission's consent to the transfer of control of the Station's license. Licensee is a division of NUI Utilities, Inc., a wholly owned subsidiary of NUI Corporation. NUI Corporation is the proposed transferor.

     The proposed transferee is AGL Resources Inc. ("AGL"), whose subsidiary Cougar Corporation - created solely for the purposes of this transaction - would be merged with and into NUI Corporation, with NUI Corporation remaining as the surviving corporation following the merger as a wholly owned subsidiary of AGL. The license of the Station will continue to be held by Licensee with AGL as its ultimate parent.

     NUI Corporation and AGL are concurrently filing with the Commission an application proposing the transfer of other licenses, and all of the licenses involved are listed below. Following Commission consent to the transfer applications and consummation of the transaction, AGL intends to use the Station in the same manner and for the same purposes as before the transfer. Both NUI Corporation and AGL are utility companies, and the Station is incidental to their core business. The transfer proposed herein will not result in any violation of the Communications Act of 1934, as amended, or any other applicable statutory provision. Moreover, the proposed transaction fully complies with all Commission rules and regulations and does not require any waivers pertinent to the transaction. Accordingly, grant of this transfer application would serve the public interest.

      ---------------------------------------------------------------
      Call Sign            Service Type             Licensee
      ---------------------------------------------------------------
      KBD722                    IG             NUI Utilities, Inc.
      ---------------------------------------------------------------
      KEB656                    IG             NUI Utilities, Inc.
      ---------------------------------------------------------------
      KJC559                    IG             NUI Utilities, Inc.
      ---------------------------------------------------------------
      KNGS265                   IG             NUI Utilities, Inc.
      ---------------------------------------------------------------
      KOP399                    IG             NUI Utilities, Inc.
      ---------------------------------------------------------------
      WPNR870                   IG             NUI - Elkton Gas
      ---------------------------------------------------------------
      WPRS610                   MG             NUI Utilities, Inc.
      ---------------------------------------------------------------
      WPRS612                   MG             NUI Utilities, Inc.
      ---------------------------------------------------------------
      WPRS613                   MG             NUI Utilities, Inc.
      ---------------------------------------------------------------
      WPRS615                   MG             NUI Utilities, Inc.
      ---------------------------------------------------------------
      WPRS616                   MG             NUI Utilities, Inc.
      ---------------------------------------------------------------
      WPRS617                   MG             NUI Utilities, Inc.
      ---------------------------------------------------------------
      WPRS618                   MG             NUI Utilities, Inc.
      ---------------------------------------------------------------
      WPRT334                   MG             NUI Utilities, Inc.
      ---------------------------------------------------------------

                                                                    FCC Form 603
                                                                       Exhibit 2
                                                                     Page 1 of 1

                                    EXHIBIT 2

                        Request For Expedited Processing

     The parties wish to consummate the transaction proposed in the instant application by the end of October 2004. To the extent necessary for the Commission to process this application in such a time frame, expedited processing is respectfully requested.

                                                                    FCC Form 603
                                                                       Exhibit 3
                                                                     Page 1 of 1

                                    EXHIBIT 3

                                MAS Certification
                         Private Internal Certification

Consistent with section 47 C.F.R. ss. 101.1309, AGL Resources Inc. hereby certifies that the Multiple Address Systems (MAS) included on this application will be used for private internal use only and will not be employed to provide service to third parties on a for-hire or for-profit basis.

=====================================================================================================================
======================================================================================== ============================
          FCC 603              FCC Wireless Telecommunications Bureau                      Approved by OMB
                            Application for Assignments of Authorization                   3060 - 0800
                                     and Transfers of Control                              See instructions for
                                                                                           public burden estimate
========================================================================================
                                                                                           Previewed 09/29/2004
                                                                                           at 12:39PM
========================================================================================
                                                                                           File Number:
                                                                                           0001881888
=====================================================================================================================
1) Application Purpose: Transfer of Control
=====================================================================================================================
2a) If this request is for an Amendment or Withdrawal, enter the File Number of                File Number:
the pending application currently on file with the FCC:
=====================================================================================================================
2b) File numbers of related pending applications currently on file with the FCC:
=====================================================================================================================

Type of Transaction
=====================================================================================================================
3a) Is this a pro forma assignment of authorization or transfer of control? No
=====================================================================================================================
3b) If the answer to Item 3a is 'Yes', is this a notification of a pro forma transaction being filed under the Commission's forbearance procedures for telecommunications licenses?
=====================================================================================================================
4) For assignment of authorization only, is this a partition and/or disaggregation?
=====================================================================================================================
5a) Does this filing request a waiver of the Commission rules?
If 'Yes', attach an exhibit providing the rule numbers and explaining circumstances. No
=====================================================================================================================
5b) If a feeable waiver request is attached, multiply the number of stations (call signs) times the number of rule Sections and enter the result.
=====================================================================================================================
6) Are attachments being filed with this application? Yes
=====================================================================================================================
7a) Does the transaction that is the subject of this application also involve transfer or assignment of other wireless licenses held by the assignor/transferor or affiliates of the assignor/transferor (e.g., parents, subsidiaries, or commonly controlled entities) that are not included on this form and for which Commission approval is required? Yes
=====================================================================================================================
7b) Does the transaction that is the subject of this application also involve transfer or assignment of non-wireless licenses that are not included on this form and for which Commission approval is required? No
=====================================================================================================================

Transaction Information
=====================================================================================================================
8) How will assignment of authorization or transfer of control be accomplished? Sale or other assignment or transfer of stock If required by applicable rule, attach as an exhibit a statement on how control is to be assigned or transferred, along with copies of any pertinent contracts, agreements, instruments, certified copies of
Court Orders, etc.
=====================================================================================================================
9) The assignment of authorization or transfer of control of license is:  Voluntary
=====================================================================================================================

Licensee/Assignor Information
======================================================================================================================
10) FCC Registration Number (FRN): 0003308145
======================================================================================================================
11) First Name (if individual):             MI:            Last Name:                   Suffix:
======================================================================================================================
12) Entity Name (if not an individual): NUI Utilities, Inc.
======================================================================================================================
13) Attention To: Jeanne M. Bratsafolis
======================================================================================================================
14) P.O. Box: 760                           And / Or       15) Street Address: 550 Route 202-206
======================================================================================================================
16) City: Bedminster                                       17) State: NJ                18) Zip Code: 07912-0760
======================================================================================================================
19) Telephone Number: (908)719-4248                        20) FAX Number: (908)781-1098
======================================================================================================================
21) E-Mail Address:
======================================================================================================================

22) Race, Ethnicity, Gender of Assignor/Licensee (Optional)
======================================================================================================================
Race:         American Indian or Alaska     Asian:         Black or            Native Hawaiian or Other     White:
              Native:                                      African-American:   Pacific Islander:
======================================================================================================================
Ethnicity:    Hispanic or Latino:           Not Hispanic
                                            or Latino:
==========================================================
Gender:       Female:                       Male:
======================================================================================================================



Transferor Information (for transfers of control only)
=====================================================================================================================
23) FCC Registration Number (FRN): 0011501517
=====================================================================================================================
24) First Name (if individual):                  MI:        Last Name:              Suffix:
=====================================================================================================================
25) Entity Name (if not an individual): NUI Corporation
=====================================================================================================================
26) P.O. Box: 760                                And / Or   27) Street Address: 550 Route 202-206
=================================================================================== =================================
28) City: Bedminster                                        29) State: NJ           30) Zip Code: 07912-0760
=====================================================================================================================
31) Telephone Number: (908)719-4248                         32) FAX Number: (908)781-1098
=====================================================================================================================
33) E-Mail Address:
=====================================================================================================================

Name of Transferor Contact Representative (if other than Transferor) (for transfers of control only)
=====================================================================================================================
34) First Name: Scott                       MI: S           Last Name: Patrick      Suffix: Esq
=====================================================================================================================
35) Company Name: Dow, Lohnes & Albertson, PLLC
=====================================================================================================================
36) P.O. Box:                               And / Or        37) Street Address: 1200 New Hampshire Avenue, NW, #800
=====================================================================================================================
38) City: Washington                                        39) State: DC           40) Zip Code: 20036
=====================================================================================================================
41) Telephone Number: (202)776-2000                         42) FAX Number: (202)776-2222
=====================================================================================================================
43) E-Mail Address: spatrick@dlalaw.com
=====================================================================================================================

Assignee/Transferee Information
=====================================================================================================================
44) The Assignee is a(n): Corporation
=====================================================================================================================
45) FCC Registration Number (FRN): 0011431368
=====================================================================================================================
46) First Name (if individual):               MI:           Last Name:              Suffix:
=====================================================================================================================
47) Entity Name (if other than individual): AGL Resources Inc.
=====================================================================================================================
48) Name of Real Party in Interest:                                                 49) TIN:
=====================================================================================================================
50) Attention To: Suzanne Thigpen
=====================================================================================================================
51) P.O. Box:                                 And / Or      52) Street Address: Ten Peachtree Place
=================================================================================== =================================
53) City: Atlanta                                           54) State: GA           55) Zip Code: 30309
=====================================================================================================================
56) Telephone Number: (404)584-3978                         57) FAX Number:
=====================================================================================================================
58) E-Mail Address: sthigpen@aglresources.com
=====================================================================================================================

Name of Assignee/Transferee Contact Representative (if other than Assignee/Transferee)
=====================================================================================================================
59) First Name: Roshini                       MI: S      Last Name: Thayaparan      Suffix:
=====================================================================================================================
60) Company Name: LeBoeuf, Lamb, Greene & MacRae, L.L.P.
=====================================================================================================================
61) P.O. Box:                                 And / Or   62) Street Address: 1875 Connecticut Avenue, NW Suite 1200
=====================================================================================================================
63) City: Washington                                     64) State: DC              65) Zip Code: 20009
=====================================================================================================================
66) Telephone Number: (202)986-8065                      67) FAX Number: (202)956-3305
=====================================================================================================================
68) E-Mail Address: rthayaparan@llgm.com
=====================================================================================================================

Alien Ownership Questions
=====================================================================================================================
69) Is the Assignee or Transferee a foreign government or the representative of any foreign government?          No
=====================================================================================================================
70) Is the Assignee or Transferee an alien or the representative of an alien?                                    No
=====================================================================================================================
71) Is the Assignee or Transferee a corporation organized under the laws of any foreign government?              No
=====================================================================================================================
72) Is the Assignee or Transferee a corporation of which more than one-fifth of the capital stock is owned of    No
record or voted by aliens or their representatives or by a foreign government or representative thereof or by any corporation organized under the laws of a foreign country?
=====================================================================================================================
73) Is the Assignee or Transferee directly or indirectly controlled by any other corporation of which more than  No one-fourth of the capital stock is owned of record or voted by aliens, their representatives, or by a foreign government or representative thereof, or by any corporation organized under the laws of a foreign country? If
'Yes', attach exhibit explaining nature and extent of alien or foreign ownership or control.
=====================================================================================================================

Basic Qualification Questions
=====================================================================================================================
74) Has the Assignee or Transferee or any party to this application had any FCC station authorization, license   No
or construction permit revoked or had any application for an initial, modification or renewal of FCC station authorization, license, construction permit denied by the Commission? If 'Yes', attach exhibit explaining circumstances.
=====================================================================================================================
75) Has the Assignee or Transferee or any party to this application, or any party directly or indirectly         No
controlling the Assignee or Transferee, or any party to this application ever been convicted of a felony by any state or federal court? If 'Yes', attach exhibit explaining circumstances.
=====================================================================================================================


76) Has any court finally adjudged the Assignee or Transferee, or any party directly or indirectly controlling   No
the Assignee or Transferee guilty of unlawfully monopolizing or attempting unlawfully to monopolize radio communication, directly or indirectly, through control of manufacture or sale of radio apparatus, exclusive traffic arrangement, or any other means or unfair methods of competition? If 'Yes', attach exhibit explaining circumstances.
=====================================================================================================================
77) Is the Assignee or Transferee, or any party directly or indirectly controlling the Assignee or Transferee    No
currently a party in any pending matter referred to in the preceding two items? If 'Yes', attach exhibit explaining circumstances.
=====================================================================================================================



78) Race, Ethnicity, Gender of Assignee/Transferee (Optional)
=====================================================================================================================
Race:           American Indian or    Asian:            Black or            Native Hawaiian or Other         White:
                Alaska Native:                          African-American:   Pacific Islander:
=====================================================================================================================
Ethnicity:      Hispanic or Latino:   Not Hispanic or
                                      Latino:
=======================================================
Gender:         Female:               Male:
=====================================================================================================================

Assignor/Transferor Certification Statements
=====================================================================================================================
1) The Assignor or Transferor certifies either (1) that the authorization will not be assigned or that control of the license will not be transferred until the consent of the Federal Communications Commission has been given, or
(2) that prior Commission consent is not required because the transaction is subject to streamlined notification procedures for pro forma assignments and transfers by telecommunications carriers. See Memorandum Opinion and
Order, 13 FCC Rcd. 6293(1998).
=====================================================================================================================
2) The Assignor or Transferor certifies that all statements made in this application and in the exhibits, attachments, or in documents incorporated by reference are material, are part of this application, and are true, complete, correct, and made in good faith.
=====================================================================================================================
79) Typed or Printed Name of Party Authorized to Sign
=====================================================================================================================
First Name: Steven                            MI: D           Last Name: Overly                    Suffix:
=====================================================================================================================
80) Title: Vice President, CFO & General Counsel
=====================================================================================================================
Signature: Steven D Overly                                    81) Date: 09/24/04
=====================================================================================================================

Assignee/Transferee Certification Statements
=====================================================================================================================
1) The Assignee or Transferee certifies either (1) that the authorization will not be assigned or that control of the license will not be transferred until the consent of the Federal Communications Commission has been given, or (2) that prior Commission consent is not required because the transaction is subject to streamlined notification procedures for pro forma assignments and transfers by telecommunications carriers See Memorandum Opinion and
Order, 13 FCC Rcd. 6293 (1998).
=====================================================================================================================
2) The Assignee or Transferee waives any claim to the use of any particular frequency or of the electromagnetic spectrum as against the regulatory power of the United States because of the previous use of the same, whether by license or otherwise, and requests an authorization in accordance with this application.
=====================================================================================================================
3) The Assignee or Transferee certifies that grant of this application would not cause the Assignee or Transferee to be in violation of any pertinent cross-ownership, attribution, or spectrum cap rule.* *If the applicant has sought a waiver of any such rule in connection with this application, it may make this certification subject to the outcome of the waiver request.
=====================================================================================================================
4) The Assignee or Transferee agrees to assume all obligations and abide by all conditions imposed on the Assignor or
Transferor under the subject authorization(s), unless the Federal Communications Commission pursuant to a request made herein otherwise allows, except for liability for any act done by, or any right accured by, or any suit or proceeding had or commenced against the Assignor or Transferor prior to this assignment.
=====================================================================================================================
5) The Assignee or Transferee certifies that all statements made in this application and in the exhibits, attachments, or in documents incorporated by reference are material, are part of this application, and are true, complete, correct, and made in good faith.
=====================================================================================================================
6) The Assignee or Transferee certifies that neither it nor any other party to the application is subject to a denial of Federal benefits pursuant to Section 5301 of the Anti-Drug Abuse Act of 1998, 21 U.S.C ss. 862, because of a conviction for possession or distribution of a controlled substance. See Section 1.2002(b) of the rules, 47 CFR ss.
1.2002(b), for the definition of "party to the application" as used in this certification.
=====================================================================================================================
7) The applicant certifies that it either (1) has an updated Form 602 on file with the Commission, (2) is filing an updated Form 602 simultaneously with this application, or (3) is not required to file Form 602 under the Commission's rules.
=====================================================================================================================

82) Typed or Printed Name of Party Authorized to Sign
=====================================================================================================================
First Name: Catherine                         MI: L         Last Name: Waters                      Suffix:
=====================================================================================================================
83) Title: Sr. Vice President Business Technology
=====================================================================================================================
Signature: Catherine L Waters                               84) Date: 09/24/04
=====================================================================================================================
WILLFUL FALSE STATEMENTS MADE ON THIS FORM OR ANY ATTACHMENTS ARE PUNISHABLE BY FINE AND/OR IMPRISONMENT (U.S. Code,
Title 18, Section 1001) AND/OR REVOCATION OF ANY STATION LICENSE OR CONSTRUCTION PERMIT (U.S. Code, Title 47, Section
312(a)(1)), AND/OR FORFEITURE (U.S. Code, Title 47, Section 503).
=====================================================================================================================



Authorizations To Be Assigned or Transferred
=====================================================================================================================
                              87)       88) Path        89)        90) Lower    91) Upper       92)          93)
 85) Call    86) Radio     Location      Number      Frequency     or Center    Frequency   Constructed   Assigment
   Sign       Service       Number     (Microwave     Number       Frequency       (MHz)      Yes / No    Indicator
                                          only)                       (MHz)
=====================================================================================================================
  KBD722         IG                                                                            Yes
========================                                                                   ============
  KEB656         IG                                                                            Yes
========================                                                                   ============
  KJC559         IG                                                                            Yes
========================                                                                   ============
  KNGS265        IG                                                                            Yes
========================                                                                   ============
  KOP399         IG                                                                            Yes
========================                                                                   ============
  WPRS610        MG                                                                            Yes
========================                                                                   ============
  WPRS612        MG                                                                            Yes
========================                                                                   ============
  WPRS613        MG                                                                            Yes
========================                                                                   ============
  WPRS615        MG                                                                            Yes
========================                                                                   ============
  WPRS616        MG                                                                            Yes
========================                                                                   ============
  WPRS617        MG                                                                            Yes
========================                                                                   ============
  WPRS618        MG                                                                            Yes
========================                                                                   ============
  WPRT334        MG                                                                            Yes
=====================================================================================================================



=====================================================================================================================
                                                                                             Approved by OMB
FCC Form 603                           Schedule for Assignments of Authorization             3060 - 0800
Schedule A                           and Transfers of Control in Auctioned Services          See instructions for
                                                                                             public burden estimate
=====================================================================================================================

Assignments of Authorization
1) Assignee Eligibility for Installment Payments (for assignments of authorization only)
=====================================================================================================================
Is the Assignee claiming the same category or a smaller category of eligibility for installment payments as the
Assignor (as determined by the applicable rules governing the licenses issued to the Assignor)?
=====================================================================================================================
If 'Yes', is the Assignee applying for installment payments?
=====================================================================================================================

2) Gross Revenues and Total Assets Information (if required) (for assignments of authorization only)
Refer to applicable auction rules for method to determine required gross revenues and total assets information
=====================================================================================================================
        Year 1 Gross Revenues (current)            Year 2 Gross Revenues     Year 3 Gross Revenues    Total Assets:
=====================================================================================================================

3) Certification Statements
For Assignees Claiming Eligibility as an Entrepreneur Under the General Rule
=====================================================================================================================
Assignee certifies that they are eligible to obtain the licenses for which they apply.
=====================================================================================================================

For Assignees Claiming Eligibility as a Publicly Traded Corporation
=====================================================================================================================
Assignee certifies that they are eligible to obtain the licenses for which they apply and that they comply with the definition of a Publicly Traded Corporation, as set out in the applicable FCC rules.
=====================================================================================================================

For Assignees Claiming Eligibility Using a Control Group Structure
=====================================================================================================================
Assignee certifies that they are eligible to obtain the licenses for which they apply.
=====================================================================================================================
Assignee certifies that the applicant's sole control group member is a pre-existing entity, if applicable.
=====================================================================================================================

For Assignees Claiming Eligibility as a Very Small Business, Very Small Business Consortium, Small Business, or as
a Small Business Consortium
=====================================================================================================================
Assignee certifies that they are eligible to obtain the licenses for which they apply.
=====================================================================================================================
Assignee certifies that the applicant's sole control group member is a pre-existing entity, if applicable.
=====================================================================================================================

For Assignees Claiming Eligibility as a Rural Telephone Company
=====================================================================================================================
Assignee certifies that they meet the definition of a Rural Telephone Company as set out in the applicable FCC rules, and must disclose all parties to agreement(s) to partition licenses won in this auction. See applicable
FCC rules.
=====================================================================================================================



Transfers of Control
4) Licensee Eligibility (for transfers of control only)
=====================================================================================================================
As a result of transfer of control, must the licensee now claim a larger or higher category of eligibility
than was originally declared?                                                                                   No
=====================================================================================================================
If 'Yes', the new category of eligibility of the licensee is:
=====================================================================================================================

Certification Statement for Transferees
=====================================================================================================================
Transferee certifies that the answers provided in Item 4 are true and correct.
=====================================================================================================================

Attachment List
=====================================================================================================================
    Attachment Type           Date             Description                        Contents
=====================================================================================================================
Other                       09/24/04      Transferor Exhibits            0179648633051493218365648.pdf
=====================================================================================================================
Other                       09/24/04      Transferee Exhibit             0179648643051493218365648.pdf
=====================================================================================================================

                                                                    FCC Form 603
                                                                       Exhibit 1
                                                                     Page 1 of 1

                                    EXHIBIT 1

                           Description of Transaction

     By this application, NUI Utilities, Inc. ("Licensee"), licensee of KBD722, KEB656, KJC559, KNGS265, KOP399, WPRS610, WPRS612, WPRS613, WPRS615, WPRS616,
WPRS617, WPRS618, and WPRT334 (the "Stations"), and NUI Corporation, parent corporation of Licensee, request the Commission's consent to the transfer of control of the Stations' licenses. Licensee is a wholly owned subsidiary of NUI Corporation, the proposed transferor.

     The proposed transferee is AGL Resources Inc. ("AGL"), whose subsidiary Cougar Corporation - created solely for the purposes of this transaction - would be merged with and into NUI Corporation, with NUI Corporation remaining as the surviving corporation following the merger as a wholly owned subsidiary of AGL. The licenses of the Stations will continue to be held by Licensee with AGL as its ultimate parent.

     NUI Corporation and AGL are concurrently filing with the Commission an application proposing the transfer another license, and all of the licenses involved are listed below. Following Commission consent to the transfer applications and consummation of the transaction, AGL intends to use the Stations in the same manner and for the same purposes as before the transfer. Both NUI Corporation and AGL are utility companies, and the Stations are incidental to their core business. The transfer proposed herein will not result in any violation of the Communications Act of 1934, as amended, or any other applicable statutory provision. Moreover, the proposed transaction fully complies with all Commission rules and regulations and does not require any waivers pertinent to the transaction. Accordingly, grant of this transfer application would serve the public interest.

        ---------------------------------------------------------------
            Call Sign         Service Type            Licensee
        ---------------------------------------------------------------
              KBD722              IG          NUI Utilities, Inc.
        ---------------------------------------------------------------
              KEB656              IG          NUI Utilities, Inc.
        ---------------------------------------------------------------
              KJC559              IG          NUI Utilities, Inc.
        ---------------------------------------------------------------
             KNGS265              IG          NUI Utilities, Inc.
        ---------------------------------------------------------------
              KOP399              IG          NUI Utilities, Inc.
        ---------------------------------------------------------------
             WPNR870              IG          NUI - Elkton Gas
        ---------------------------------------------------------------
             WPRS610              MG          NUI Utilities, Inc.
        ---------------------------------------------------------------
             WPRS612              MG          NUI Utilities, Inc.
        ---------------------------------------------------------------
             WPRS613              MG          NUI Utilities, Inc.
        ---------------------------------------------------------------
             WPRS615              MG          NUI Utilities, Inc.
        ---------------------------------------------------------------
             WPRS616              MG          NUI Utilities, Inc.
        ---------------------------------------------------------------
             WPRS617              MG          NUI Utilities, Inc.
        ---------------------------------------------------------------
             WPRS618              MG          NUI Utilities, Inc.
        ---------------------------------------------------------------
             WPRT334              MG          NUI Utilities, Inc.
        ---------------------------------------------------------------

                                                                    FCC Form 603
                                                                       Exhibit 2
                                                                     Page 1 of 1

                                    EXHIBIT 2

                        Request For Expedited Processing

     The parties wish to consummate the transaction proposed in the instant application by the end of October 2004. To the extent necessary for the Commission to process this application in such a time frame, expedited processing is respectfully requested.

                                                                    FCC Form 603
                                                                       Exhibit 3
                                                                     Page 1 of 1

                                    EXHIBIT 3

                                MAS Certification
                         Private Internal Certification

Consistent with section 47 C.F.R. ss. 101.1309, AGL Resources Inc. hereby certifies that the Multiple Address Systems (MAS) included on this application will be used for private internal use only and will not be employed to provide service to third parties on a for-hire or for-profit basis.